Ivy Funds

Supplement dated April 8, 2013 to the

Ivy Funds Statement of Additional Information

dated July 31, 2012

and as supplemented September 12, 2012, December 13, 2012, January 2, 2013, January 11, 2013 and January 18, 2013

The following is added as a new section following the Short Sales Against the Box paragraph in the “The Funds, Their Investments, Related Risks and Restrictions — Specific Securities and Investment Practices” section on page 37 of the Ivy Funds Statement of Additional Information:

Subsidiary Investments

Each of the Ivy Asset Strategy Fund and Ivy Asset Strategy New Opportunities Fund may from time to time invest in its wholly owned and controlled subsidiary organized as an exempted company under the laws of the Cayman Islands (each a “Subsidiary”). Each Fund will not invest more than 25% of the value of its total assets in its Subsidiary as of the end of any quarter of its taxable year. Shares of a Subsidiary will not be sold or offered to other investors. By investing in its Subsidiary, a Fund is exposed to the risks associated with its Subsidiary’s investments. A Fund’s Subsidiary invests primarily in commodities, including precious metals, derivatives, commodity-linked instruments, as well as fixed-income securities and other investments intended to serve as margin or collateral for any derivative positions, and cash instruments. Unlike each Fund, a Subsidiary may invest without limitation in these instruments and, to the extent a Subsidiary invests in derivative instruments, may use leveraged investments. Each Subsidiary otherwise is subject to the same general investment policies and restrictions as its respective Fund.

Each Subsidiary is not registered under the 1940 Act, but is subject to certain of the investor protections of that Act. The Ivy Asset Strategy Fund and Ivy Asset Strategy New Opportunities Fund, as the sole shareholder of its Subsidiary, does not have all of the protections offered to investors in registered investment companies. However, since a Fund wholly owns and controls its Subsidiary, and the Fund and its Subsidiary are managed by IICO, it is unlikely that a Fund’s Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board has oversight responsibility for the investment activities of each Fund, including its investments in the Fund’s Subsidiary, and the Fund’s role as sole shareholder of its Subsidiary. Also, in managing a Subsidiary’s portfolio, IICO will be subject to the same aggregate investment restrictions and operational guidelines that apply to the management of the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and its Subsidiary, respectively, are organized, could result in the inability of the Fund or its Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that a Fund’s Subsidiary must pay Cayman Islands taxes, the Fund shareholders would likely suffer decreased investment returns.

The following is added as a new section following the Ivy Municipal Bond Fund and Ivy Municipal High Income Fund paragraph in the “Taxation of the Funds” section on page 137 of the Ivy Funds Statement of Additional Information:

Ivy Asset Strategy Fund and Ivy Asset Strategy New Opportunities Fund — Investment in the Subsidiary

Each of the Ivy Asset Strategy Fund and Ivy Asset Strategy New Opportunities Fund (each referred to in this sub-section as a “Fund”) may invest part of its assets (but not more than 25% of the value of its total assets as of the end of any quarter of its taxable year) in its Subsidiary. Each Subsidiary is classified as a corporation for Federal income tax purposes. A foreign corporation, such as a Subsidiary, generally is not subject to Federal income taxation except for income that is effectively connected with its conduct of a trade or business within the United States. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (“Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, each Subsidiary’s commodities and securities trading activities, if any, should not constitute a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains were attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may be considered to constitute a U.S. trade or business.

A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting of all classes of stock of a foreign corporation is a “United States shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code (commonly referred to as “subpart F”). A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by United States shareholders. Because a Fund owns all the stock in its Subsidiary, the Fund is a United States shareholder thereof and its Subsidiary is a CFC. As a United States shareholder, each Fund is required to include in its gross income for Federal income tax purposes its Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed

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by the Subsidiary. It is expected that all of a Subsidiary’s income will be subpart F income. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of securities, receipts with respect to securities loans and net payments received with respect to futures contracts. A Fund’s recognition of the Subsidiary’s subpart F income will increase the Fund’s tax basis in its Subsidiary. Distributions by a Fund’s Subsidiary to the Fund will be tax-free to the extent of its previously undistributed subpart F income and correspondingly would reduce the Fund’s tax basis in its Subsidiary. Subpart F income generally is treated as ordinary income, regardless of the character of a Subsidiary’s underlying income.

As noted above, to qualify as a RIC each Fund must derive at least 90% of its gross income each taxable year from certain specified sources, including “other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or foreign currencies” (“Other Income”). Although gains from the disposition of commodities are not considered Other Income, the IRS has issued numerous private letter rulings (“PLRs”) since 2006 that a RIC’s inclusion of subpart F income from a wholly-owned foreign subsidiary (such as each Subsidiary) is Other Income. A PLR may be cited as precedent, however, only by the taxpayer(s) to whom it is issued. Moreover, in July 2011, the IRS suspended the issuance of further PLRs to RICs seeking commodities exposure through the use of foreign wholly-owned subsidiaries (and structured notes); it is understood that the IRS initiated that suspension, which was still in effect as of the effective date of this SAI, to re-examine the policies underlying the previously issued PLRs. Each Fund nevertheless has received an opinion of counsel, which is not binding on the IRS or the courts, that income the Fund derives from its Subsidiary should constitute Other Income.

There can be no assurance that there will not be changes in tax or other Federal law that might adversely affect each Fund’s investment in its Subsidiary. If the IRS were to change its position expressed in the issued PLRs, such that a Fund’s income from its Subsidiary was not Other Income, the Fund could be unable to qualify as a RIC for one or more taxable years. If a Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional Federal income tax expense. If, on the other hand, a Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to Federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from earnings and profits would be taxable to them as dividend.

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